                                                                     Exhibit 4.2

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                       MORGAN STANLEY ABS CAPITAL I, INC.


                                  as Depositor



                                       and



                            WILMINGTON TRUST COMPANY

                                as Owner Trustee




                    -----------------------------------------


                      AMENDED AND RESTATED TRUST AGREEMENT

                            Dated as of July 1, 2000


                   ------------------------------------------



                    MORGAN STANLEY ABS CAPITAL I TRUST 2000-1
                                  (REMIC TRUST)



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                                TABLE OF CONTENTS

ARTICLE I Definitions..................................................1

  SECTION 1.01    Definitions..........................................1
  SECTION 1.02    Other Definitional Provisions........................1

ARTICLE II Organization................................................2

  SECTION 2.01    Name.................................................2
  SECTION 2.02    Office...............................................2
  SECTION 2.03    Purposes and Powers..................................2
  SECTION 2.04    Appointment of Owner Trustee.........................3
  SECTION 2.05    Initial Capital Contribution of Owner Trust Estate...3
  SECTION 2.06    Declaration of Trust.................................3
  SECTION 2.07    [Reserved]...........................................4
  SECTION 2.08    Title to Trust Property..............................4
  SECTION 2.09    Situs of Trust.......................................4
  SECTION 2.10    Representations and Warranties of the Depositor......4
  SECTION 2.11    Investment Company...................................5

ARTICLE III Conveyance of the Mortgage Loans; Certificates.............5

  SECTION 3.01    Conveyance of the Mortgage Loans.....................5
  SECTION 3.02    Initial Ownership....................................5
  SECTION 3.03    The Certificates.....................................5
  SECTION 3.04    Authentication of Certificates.......................6
  SECTION 3.05    Registration of and Limitations on Transfer and
                  Exchange of Certificates.............................6
  SECTION 3.06    Mutilated, Destroyed, Lost or Stolen Certificates....8
  SECTION 3.07    Persons Deemed Certificateholders....................9
  SECTION 3.08    Access to List of Certificateholders' Names and
                  Addresses............................................9
  SECTION 3.09    Maintenance of Office or Agency......................9

ARTICLE IV Authority and Duties of Owner Trustee.......................9

  SECTION 4.01    General Authority....................................9
  SECTION 4.02    General Duties......................................10
  SECTION 4.03    Action upon Instruction.............................10
  SECTION 4.04 No Duties Except as Specified under this Trust Agreement, Transaction Documents or in
                  Instructions........................................10
  SECTION 4.05    Restrictions........................................11
  SECTION 4.06    Prior Notice to Certificateholders with Respect
                  to Certain Matters..................................11
  SECTION 4.07    Action by Certificateholders with Respect to
                  Certain Matters.....................................12
  SECTION 4.08    Action by Certificateholders with Respect to
                  Bankruptcy..........................................13
  SECTION 4.09    Restrictions on Certificateholders' Power...........13
  SECTION 4.10    Majority Control....................................13



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ARTICLE V Application of Trust Funds..................................13

  SECTION 5.01    Distributions.......................................13
  SECTION 5.02    [Reserved]..........................................14
  SECTION 5.03    Tax Returns.........................................14

ARTICLE VI Concerning the Owner Trustee...............................14

  SECTION 6.01    Acceptance of Trusts and Duties.....................14
  SECTION 6.02    Furnishing of Documents.............................15
  SECTION 6.03    Representations and Warranties......................15
  SECTION 6.04    Reliance; Advice of Counsel.........................16
  SECTION 6.05    Not Acting in Individual Capacity...................17
  SECTION 6.06    Owner Trustee Not Liable for Certificates or
                  Related Documents...................................17
  SECTION 6.07    Owner Trustee May Own Certificates and Notes........17
  SECTION 6.08    Payments from Owner Trust Estate....................17
  SECTION 6.09    Doing Business in Other Jurisdictions...............18
  SECTION 6.10    Liability of Certificate Registrar..................18

ARTICLE VII Compensation of Owner Trustee.............................18

  SECTION 7.01    Owner Trustee's Fees and Expenses...................18
  SECTION 7.02    Indemnification.....................................18

ARTICLE VIII Termination of Trust Agreement...........................19

  SECTION 8.01    Termination of Trust Agreement......................19

ARTICLE IX Successor Owner Trustees and Additional Owner Trustees.....20

  SECTION 9.01    Eligibility Requirements for Owner Trustee..........20
  SECTION 9.02    Resignation or Removal of Owner Trustee.............20
  SECTION 9.03    Successor Owner Trustee.............................21
  SECTION 9.04    Merger or Consolidation of Owner Trustee............21
  SECTION 9.05    Appointment of Co-Trustee or Separate Trustee.......21

ARTICLE X Miscellaneous...............................................23

  SECTION 10.01   Amendments..........................................23
  SECTION 10.02   No Legal Title to Owner Trust Estate................24
  SECTION 10.03   Limitations on Rights of Others.....................24
  SECTION 10.04   Notices.............................................24
  SECTION 10.05   Severability........................................25
  SECTION 10.06   Separate Counterparts...............................25
  SECTION 10.07   Successors and Assigns..............................25
  SECTION 10.08   No Petition.........................................25
  SECTION 10.09   No Recourse.........................................25
  SECTION 10.10   Headings............................................25
  SECTION 10.11   GOVERNING LAW.......................................26
  SECTION 10.12   Integration.........................................26



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EXHIBITS

Exhibit A-1 Form of Class R-1 Certificate
Exhibit A-2 Form of Class R-2 Certificate
Exhibit B   Form of Certificate of Trust
Exhibit C   Form of Rule 144A Investment Representation
Exhibit D   Form of Investor Representation Letter
Exhibit E   Form of Depositor Representation Letter
Exhibit F   Form of Certificate of Non-Foreign Status
Exhibit G   Form of ERISA Representation Letter
Exhibit H   form of Certificate Tax Matters Transfer Affidavit




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            This AMENDED AND RESTATED TRUST AGREEMENT dated as of July 1, 2000
(as amended from time to time, this "Trust Agreement"), between Morgan Stanley ABS Capital I, Inc., as depositor (the "Depositor"), and Wilmington Trust Company, a Delaware banking corporation, as owner trustee (the "Owner Trustee").

                                WITNESSETH THAT:

            WHEREAS, the Depositor and the Owner Trustee did execute that certain Trust Agreement (the "Original Trust Agreement") on July 21, 2000;

            WHEREAS; the Depositor and the Owner Trustee now wish to amend and restate the Original Trust Agreement;

            NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Depositor and the Owner Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            SECTION 1.01 Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement, dated as of July 1, 2000 (the "Sale and Servicing Agreement"), among the Depositor, the Trust, Morgan Stanley ABS Capital I Trust 2000-1N, Long Beach Mortgage Company, as master servicer, and Bankers Trust Company Of California, N.A., as indenture trustee (the "Indenture Trutsee") and if not defined therein, in the Indenture, dated as of July 1, 2000 (the "Indenture"), between the Trust and the Indenture Trustee. All other capitalized terms used herein shall have the meanings specified herein.

            SECTION 1.02 Other Definitional Provisions. (a) All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            (b) As used in this Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Trust Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Trust Agreement or in any such certificate or other document shall control.

            (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement; Article, Section and Exhibit references contained in

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this Trust Agreement are references to Articles, Sections and Exhibits in or to this Trust Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

            (d) The definitions contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

            (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                                  ORGANIZATION

            SECTION 2.01 Name. The trust created hereby (the "Trust") shall be known as "Morgan Stanley ABS Capital I Trust 2000-1", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust, and sue and be sued on behalf of the Trust.

            SECTION 2.02 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

            SECTION 2.03 Purposes and Powers. The purpose of the Trust is to engage in the following activities:

            (a) to execute, issue and deliver the Class A Notes, the Class M-1 Notes, the Class M-2 Notes, the Class B-1 Notes, the Class C Notes and the Class P Notes (collectively, the "Notes") pursuant to the Indenture, and the Class R-1 Certificates and the Class R-2 Certificates (collectively, the "Certificates") pursuant to this Trust Agreement;

            (b) to pay the organizational, startup and transactional expenses of the Trust;

            (c) to hold, assign, grant, transfer, pledge and convey the Mortgage Loans pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to Section 5.01 hereof, any portion of the Mortgage Loans released from the Lien of, and remitted to the Trust pursuant to, the Indenture and the Sale and Servicing Agreement;

            (d) to purchase and hold the Mortgage Loans and the other trust property (the "Owner Trust Estate") pursuant to the Sale and Servicing Agreement;



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            (e) to enter into, execute, deliver and perform its obligations under the Transaction Documents to which it is to be a party and to enter into and to consummate the transactions contemplated thereby;

            (f) if directed in writing by holders of Certificates representing more than 50% of the beneficial interests in the Trust, to sell the Owner Trust Estate subsequent to the satisfaction and discharge of the Indenture, all for the benefit of the holders of the Certificates;

            (g) to make one or more REMIC elections for federal income tax purposes with respect to the Owner Trust Estate;

            (h) to engage in those activities, including entering into, executing and delivering agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

            (i) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

            The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing to the extent limited, or other than as expressly required or authorized by the terms of this Trust Agreement or the other Transaction Documents.

            SECTION 2.04 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

            SECTION 2.05 Initial Capital Contribution of Owner Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial corpus of the Trust.

            SECTION 2.06 Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that the Trust constitute a "business trust" under the Business Trust Statute and that this Trust Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, for federal and state income and state and local franchise tax purposes, the Trust shall not be treated as (i) an association subject separately to taxation as a corporation, (ii) a "publicly traded partnership" as defined in Treasury Regulation Section 1.77041 or (iii) a "taxable mortgage pool" as defined in Section 7701(i) of the Code but instead shall elect to be treated as a REMIC, and that the Notes shall be REMIC Regular Interests and the provisions of this Trust Agreement shall be interpreted to further this intention. Except as otherwise provided in this Trust Agreement, the rights of the Certificateholders will be those of holders of a REMIC Residual Interest and




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beneficial owners of the Trust. Effective as of the date hereof, the Owner
Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee is hereby authorized to file a certificate of trust for the Trust pursuant to Section 3810 of the Business Trust Statute.

            SECTION 2.07 [Reserved].

            SECTION 2.08 Title to Trust Property. Except with respect to the Mortgage Loans, which will be assigned of record to the Indenture Trustee pursuant to the Indenture, legal title to the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

            SECTION 2.09 Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the States of Delaware and California. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware or taking actions outside the State of Delaware. Payments will be received by the Trust only in the States of Delaware, California or New York, and payments will be made by the Trust only from the States of Delaware, California or New York. The only office of the Trust will be at the Corporate Trust Office in the State of Delaware.

            SECTION 2.10 Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

            (a) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

            (b) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor.

            (c) The Depositor has the power and authority to execute and deliver this Trust Agreement and to carry out its terms; the Depositor has full power and authority to convey and assign the property to be conveyed and assigned to and deposited with the Trust as part of the Owner Trust Estate and the Depositor has duly authorized such conveyance and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.



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            (d) The Trust Agreement has been duly executed and delivered by the
      Depositor by all necessary corporate action and the Trust Agreement is enforceable against the Depositor in accordance with its terms.

            (e) The consummation of the transactions contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

            (f) The Trust is not required to register as an investment company under the Investment Company Act and is not under the control of a Person required to so register.

            SECTION 2.11 Investment Company. Neither the Depositor nor any holder of a Certificate shall take any action which would cause the Trust to become an "investment company" which would be required to register under the Investment Company Act.

                                  ARTICLE III

                 CONVEYANCE OF THE MORTGAGE LOANS; CERTIFICATES

            SECTION 3.01 Conveyance of the Mortgage Loans. Pursuant to the Sale and Servicing Agreement, on the Closing Date the Depositor will transfer, without recourse, the Mortgage Loans to the Trust.

            SECTION 3.02 Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Certificates, the Depositor shall be the sole beneficial owner of the Trust. Upon the issuance of the Certificates, the Certificateholders shall be the sole beneficial owners of the Trust.

            SECTION 3.03 The Certificates. The Class R-1 Certificates shall be issued substantially in the form of Exhibit A-1 hereto and the Class R-2 Certificates shall be issued substantially in the form of Exhibit A-2 hereto. The Certificates shall be issued in the form of one or more Certificates each representing not less than a 10% Percentage Interest in such Class. The Certificates shall initially be registered in the name of the Depositor. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated in the manner provided in Section 3.04. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of



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such Certificates. A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

            A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

            SECTION 3.04 Authentication of Certificates. The Owner Trustee shall cause all Certificates issued hereunder to be executed and authenticated in the name and on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A-1 or A-2, as the case may be, executed by the Owner Trustee or the Certificate Registrar by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            SECTION 3.05 Registration of and Limitations on Transfer and Exchange of Certificates. The Certificate Registrar shall keep or cause to be kept, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Wilmington Trust Company shall be the initial Certificate Registrar. If the Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

            Subject to satisfaction of the conditions set forth below with respect to the Certificate, upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.09, the Owner Trustee or the Certificate Registrar shall execute, authenticate and deliver in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or the Certificate Registrar. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

            Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.



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            No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            Each holder of a Certificate by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section
3.05. No transfer, sale, pledge or other disposition of a Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee to execute and deliver to the Owner Trustee and Certificate Registrar, (a) either (i) an investment letter in substantially the form attached hereto as Exhibit C (or in such form and substance reasonably satisfactory to the Certificate Registrar and the Depositor), which investment letter shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Depositor, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A and (B) is aware that the proposed Depositor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A or (ii) (A) a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor and (B) the transferee executes a representation letter, substantially in the form of Exhibit D hereto, and the Depositor executes a representation letter, substantially in the form of Exhibit E hereto, each acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor and (b) the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit F) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor, which certificate shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Depositor. If the Certificateholder is unable to provide a Certificate of Non-Foreign Status, the Certificateholder must provide an Opinion of Counsel as described above in this paragraph. The Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, in its individual capacity, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws or otherwise is not made in accordance with this Trust Agreement.

            No transfer of a Certificate or any interest therein shall be made to any employee benefit plan or certain other retirement plans and arrangements, including, without limitation, individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA, or Section 4975 of the Code (collectively, "Plan"), any Person acting, directly or indirectly on behalf of any such Plan or any Person acquiring such Certificates with assets of a Plan ("Plan Assets"). Any transferee of Certificates must provide a certification in the form of Exhibit G to this Trust Agreement, which the Owner Trustee, the Certificate Registrar and the Depositor may rely upon without further inquiry or investigation. No certification will be required in connection with the initial transfer or pledge of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Owner Trustee shall be entitled to rely conclusively upon a written representation from the Depositor of the status of such transferee as an affiliate of the Depositor.

            No sale or other transfer of record or beneficial ownership of a Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) shall be made to a Disqualified Organization or an agent of a Disqualified Organization or to a non-U.S. Person. The transfer, sale or other disposition of a Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) to a Disqualified Organization shall be deemed to be of no legal force or effect whatsoever and such transferee shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Certificate. Furthermore, in no event shall the Owner Trustee accept surrender for transfer, registration of transfer, or register the transfer, of any Certificate nor authenticate and make available any new Certificate unless the Owner Trustee has received affidavits from the proposed transferee in the forms attached hereto as Exhibits F and I. Each holder of a Certificate by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 3.05.

            Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be responsible for ascertaining whether any transfer complies with the registration requirements from the Securities Act of 1934, as amended, applicable state securities law or the Investment Company Act; provided, however, that if a certificate is specifically required to be delivered to the Owner Trustee by the transferor or the transferee of a Certificate, the Owner Trustee shall be required to examine the same to determine whether it conforms to the requirements on this Trust Agreement and shall promptly notify the party delivering the same if such certificate does not so conform. The Owner Trustee will not permit the transfer of any Certificate unless it shall have received the deliveries contemplated by this Trust Agreement.

            SECTION 3.06 Mutilated, Destroyed, Lost or Stolen Certificates. If any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute in the name and on behalf of the Trust and the Owner Trustee or the Certificate Registrar, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.06, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any expenses of the Owner Trustee or the Certificate

Registrar (including fees and expenses of counsel) and any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            SECTION 3.07 Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of transfer, the Trust, the Owner Trustee or the Certificate Registrar shall treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or any Note Paying Agent shall be bound by any notice to the contrary.

            SECTION 3.08 Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner Trustee, a list, in such form as the Depositor or the Owner Trustee, as the case may be, may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Registrar or the Owner Trustee in its individual capacity accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

            SECTION 3.09 Maintenance of Office or Agency. The Owner Trustee on behalf of the Trust, shall maintain in Wilmington, Delaware, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Transaction Documents may be served. The Owner Trustee initially designates the Corporate Trust Office as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                                   ARTICLE IV

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

            SECTION 4.01 General Authority. The Owner Trustee is authorized, empowered and directed to execute and deliver, on behalf of the Trust, each of the Transaction Documents to which the Trust is or is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is or is to be a party and any amendment or other agreement or instrument described herein, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee, in the name and on behalf of the Trust, shall have the power and authority, and hereby is authorized and empowered, but shall not be obligated, except as otherwise provided in this Trust Agreement, to take all actions required of the Trust pursuant to the Transaction Documents.

            SECTION 4.02 General Duties. (a) It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of the responsibilities expressly required to be performed by it pursuant to the terms of this Trust Agreement, subject to the Transaction Documents and in accordance with the provisions of this Trust Agreement.

            (b) If an Authorized Officer of the Owner Trustee shall have actual knowledge of the occurrence of a Master Servicer Event of Default under the Sale and Servicing Agreement or an Event of Default under the Indenture, the Owner Trustee shall promptly notify the Indenture Trustee and the Rating Agencies thereof in accordance with Section 11.05 of the Sale and Servicing Agreement.

            SECTION 4.03 Action upon Instruction. Subject to this Article IV and in accordance with the terms of the Transaction Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to this Article IV.

            Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee is contrary to the terms hereof or of any Transaction Document shall cause the Trust to fail to continue to qualify as a REMIC or is otherwise contrary to law.

            Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any Transaction Document, or in the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the Transaction Documents, as it shall deem to be in the best interests of the Certificateholders and the Noteholders, and the Owner Trustee shall have no liability to any Person for such action or inaction.

            SECTION 4.04 No Duties Except as Specified under this Trust Agreement, Transaction Documents or in Instructions. Notwithstanding any other provision herein or elsewhere, the Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, this

Trust Agreement or any document contemplated hereby to which the Trust or the Owner Trustee is a party, except as expressly provided (a) in this Trust Agreement, (b) in the Transaction Documents and (c) in any document or instruction delivered to the Owner Trustee pursuant to Section 4.03; and no implied duties or obligations shall be read into this Trust Agreement or any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility (i) to file any financing or continuation statement in any public office at any time, (ii) to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder, (iii) to record this Trust Agreement or any Transaction Document or (iv) to prepare or file any Securities and Exchange Commission filing for the Trust. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

            SECTION 4.05 Restrictions. The Owner Trustee or the Depositor (or an Affiliate thereof) shall not take any action (i) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (ii) that, to the actual knowledge of the Owner Trustee based on an Opinion of Counsel rendered by a law firm generally recognized to be qualified to opine concerning the tax aspects of asset securitization, would result in the Trust failing to continue to be treated as a REMIC for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

            The Owner Trustee shall not convey or transfer any of the Trust's properties or assets, including those included in the Trust Estate, to any person unless (i) it shall have received an Opinion of Counsel rendered by a law firm generally recognized to be qualified to opine concerning the tax aspects of asset securitization to the effect that such transaction will not cause the Trust to fail to continue to qualify as a REMIC and (ii) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

            The Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses and liabilities from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor.

            SECTION 4.06 Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

            (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash distributions due and owing under the Mortgage Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of cash distributions due and owing under the Mortgage Loans);

            (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

            (c) the amendment or other change to this Trust Agreement or any Transaction Document in circumstances where such amendment materially adversely affects the interest of the Certificateholders;

            (d) the appointment pursuant to the Indenture of a successor Note Registrar, Note Paying Agent, Indenture Trustee or, pursuant to this Trust Agreement, of a successor Certificate Registrar or the consent to the assignment by the Note Registrar, Note Paying Agent, Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Trust Agreement, as applicable;

            (e) the consent to the calling or waiver of any default under any Transaction Document;

            (f) the consent to the assignment by the Indenture Trustee or Master Servicer of their respective obligations under any Transaction Document;

            (g) except as provided in Article VIII hereof, dissolve, terminate or liquidate the Trust in whole or in part;

            (h) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

            (i) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Trust Agreement;

            (j) perform any act that conflicts with any other Transaction Document;

            (k) perform any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.03 hereof;

            (l) confess a judgment against the Trust;

            (m) possess Trust assets or assign the Trust's right to property for other than a Trust purpose;

            (n) cause the Trust to lend any funds to any entity; or

            (o) change the Trust's purpose and powers from those enumerated in this Trust Agreement.

            SECTION 4.07 Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders,

(a) to remove or replace the Master Servicer under the Sale and Servicing Agreement pursuant to Section 5.02 thereof or to remove or replace the Indenture Trustee under the Indenture pursuant to Section 6.08 thereof, (b) except as expressly provided in the Transaction Documents, sell the Mortgage Loans after the termination of the Indenture, (c) institute proceedings to have the Trust declared or adjudicated to be bankrupt or insolvent, (d) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (e) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy,
(f) consent to the appointment of a receiver, liquidate, assignee, trustee, sequestrate (or any similar official) of the Trust or a substantial portion of the property of the Trust, (g) make any assignment for the benefit of the Trust's creditors, (h) cause the Trust to admit in writing its inability to pay its debts generally as they become due, (i) take any action or cause the Trust to take any action, in furtherance of any of the foregoing clauses (c) through
(i) (any of such clauses, a "Bankruptcy Action"). So long as the Indenture remains in effect, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or the Depositor or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust or the Depositor. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

            SECTION 4.08 Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the consent of the Noteholders and the Owner Trustee and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent. This paragraph shall survive for one year and one day following termination of this Trust Agreement.

            SECTION 4.09 Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the Transaction Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

            SECTION 4.10 Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Trust Agreement may be taken by the holders of Certificates evidencing not less than a majority of the outstanding Certificate Percentage Interests of the Certificates. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Trust Agreement shall be effective if signed by holders of Certificates evidencing not less than a majority of the outstanding Certificate Percentage Interests at the time of the delivery of such notice.

                                   ARTICLE V

                           APPLICATION OF TRUST FUNDS

            SECTION 5.01 Distributions. Distributions to the Certificateholders will be made as provided in the Sale and Servicing Agreement.

            SECTION 5.02 [Reserved].

            SECTION 5.03 Tax Returns. Pursuant to the Sale and Servicing Agreement, the Indenture Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis using the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder as may be required by the Code and applicable Treasury Regulations, such information as may be required to enable each Certificateholder to prepare its federal and state income tax returns, (c) prepare and file or cause to be prepared and filed such tax returns relating to the Trust as may be required by the Code and applicable Treasury Regulations (including timely making one or more elections to treat the Trust as a REMIC for federal income tax purposes and any other such elections as may from time to time be required or appropriate under any applicable state or federal statutes, rules or regulations) and the Indenture Trustee shall collect or cause to be collected any withholding tax as described in and in accordance with Section 5.01 of this Trust Agreement with respect to income or distributions to Certificateholders and prepare or cause to be prepared the appropriate forms relating thereto.

                                   ARTICLE VI

                          CONCERNING THE OWNER TRUSTEE

            SECTION 6.01 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Trust Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Transaction Documents and this Trust Agreement. The Owner Trustee in its individual capacity shall not personally be answerable or accountable hereunder or under any Transaction Document under any circumstances, except to the Trust or the Certificateholders (i) for its own willful misconduct, gross negligence or bad faith or grossly negligent failure to act or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

            (a) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Certificateholders permitted under this Trust Agreement;

            (b) no provision of this Trust Agreement or any Transaction Document shall require the Owner Trustee to expend or risk funds or otherwise incur in its individual capacity any financial liability in the performance of any of its rights, duties or powers hereunder or under any Transaction Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it in its individual capacity;

            (c) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes;

            (d) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Transaction Documents, the Notes, the Certificates, other than the certificate of authentication on the Certificates, if executed by the Owner Trustee, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Transaction Documents;

            (e) the Owner Trustee shall not be liable for the default or misconduct of the Indenture Trustee, Certificate Registrar, the Depositor, the Master Servicer or any other party under any of the Transaction Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement or the Transaction Documents that are required to be performed by the Indenture Trustee under the Indenture, the Depositor under this Trust Agreement or the Master Servicer under the Sale and Servicing Agreement; and

            (f) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any Transaction Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any Transaction Document shall not be construed as a duty.

            SECTION 6.02 Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

            SECTION 6.03 Representations and Warranties. The Owner Trustee, in its individual capacity, hereby represents and warrants to the Depositor, for the benefit of it and the Certificateholders that:

            (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement;

            (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

            (c) The execution, delivery, authentication and performance by it of this Trust Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency, other than the filing of the certificate of trust with the Office of the Secretary of State of the State of Delaware;

            (d) Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Delaware or federal law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

            (e) This Trust Agreement, assuming due authorization, execution and delivery by the Depositor, constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (f) The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

            (g) No litigation is pending or, to the best of the Owner Trustee's knowledge, threatened against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

            SECTION 6.04 Reliance; Advice of Counsel. The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, Note, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

            In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement or the Transaction Documents, the Owner

Trustee may act directly or through its agents, attorneys, custodians or nominees (including persons acting under a power of attorney) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees (including persons acting under a power of attorney) if such persons have been selected by the Owner Trustee with reasonable care and may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable in its individual capacity for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Trust Agreement or any Transaction Document.

            SECTION 6.05 Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Trust Agreement or any Transaction Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

            SECTION 6.06 Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein and in the Certificates (other than the signatures of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any Transaction Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any other Transaction Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including compliance by the Depositor or the Originator with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

            SECTION 6.07 Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may, subject to Section 3.05, become the owner or pledge of Certificates or Notes and may deal with the Depositor, the Certificate Registrar, the Master Servicer and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

            SECTION 6.08 Payments from Owner Trust Estate. All payments to be made by the Owner Trustee under this Trust Agreement or any of the Transaction Documents to which the Owner Trustee is a party shall be made only from the income and proceeds of the Owner Trust Estate or from other amounts required to be provided by the Certificateholders and only to the extent that the Owner Trustee shall have received income or proceeds from the Owner Trust Estate or the Certificateholders to make such payments in accordance with the terms hereof. Wilmington Trust Company, in its individual capacity, shall not be liable for any amounts payable under this Trust Agreement or any of the Transaction Documents to which the Owner Trustee is a party.

            SECTION 6.09 Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.05 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company; or (iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby.

            SECTION 6.10 Liability of Certificate Registrar. All provisions affording protection to or limiting the liability of the Owner Trustee shall inure as well to the Certificate Registrar.

                                  ARTICLE VII

                          COMPENSATION OF OWNER TRUSTEE

            SECTION 7.01 Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder the Owner Trustee's Fees and reimbursement for its reasonable expenses hereunder and under the Transaction Documents, pursuant to the Sale and Servicing Agreement.

            SECTION 7.02 Indemnification. The Depositor shall indemnify, defend and hold harmless Wilmington Trust Company and its successors, assigns, agents officers, employees, directors, and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Trust Agreement, the Transaction Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder; provided, that:

            (a) the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee's willful misconduct, gross negligence or bad faith or as a result of the inaccuracy of a representation or warranty contained in
      Section 6.03 expressly made by the Owner Trustee;

            (b) with respect to any such claim, the Indemnified Party shall have given the Depositor written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

            (c) while maintaining control over its own defense, the Depositor shall consult with the Indemnified Party in preparing such defense; and

            (d) notwithstanding anything in this Trust Agreement to the contrary, the Depositor shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of the Depositor which consent shall not be unreasonably withheld.

            The indemnities contained in this Section 7.02 shall survive the resignation or removal of the Owner Trustee or the termination of this Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 7.02, the Owner Trustee's choice of legal counsel, if other than the legal counsel retained by the Owner Trustee in connection with the execution and delivery of this Trust Agreement, shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld. In addition, upon written notice to the Owner Trustee and with the consent of the Owner Trustee which consent shall not be unreasonably withheld, the Depositor has the right to assume the defense of any claim, action or proceeding against the Owner Trustee.

                                  ARTICLE VIII

                         TERMINATION OF TRUST AGREEMENT

            SECTION 8.01 Termination of Trust Agreement. (a) This Trust Agreement (other than Article VII) and the Trust shall terminate and be of no further force or effect, and the Owner Trustee at the written director of the Certificateholder shall cause the Trust to execute and file a certificate of cancellation upon the earliest of the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and this Trust Agreement or the distribution of all of the assets of the Owner Trust Estate, in accordance with written instructions provided to the Owner Trustee by holders of a majority of the Certificates, following the optional redemption of the Notes by the Issuer pursuant to Section 10.01 of the Indenture; provided, in each case that all amounts owing to the Noteholders to the extent payable from the Owner Trust Estate or proceeds thereof have been paid in full and that all obligations under the Indenture have been discharged; and provided, further, that the Owner Trustee shall have obtained an opinion of counsel to the effect that the termination is a "qualified liquidation" under
Section 860F of the Internal Revenue Code of 1986. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Trust Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

            (b) Except as provided in Section 8.01(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate this Trust Agreement or the Trust.

            (c) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the

Secretary of State in accordance with the provisions of Section 3810(d) of the Business Trust Statute.

                                   ARTICLE IX

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

            SECTION 9.01 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation reasonably acceptable to the Depositor satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) a rating of at least "Baa3" or "BBB-" or is otherwise acceptable to Moody's and Fitch. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 9.01, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

            SECTION 9.02 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days prior written notice thereof to the Depositor. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee with the consent of the Depositor which will not be unreasonably withheld, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee reasonably acceptable to the Certificateholders.

            If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Owner Trustee.

            Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 9.02 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Master Servicer shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

            SECTION 9.03 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Indenture Trustee and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee. Upon the written request of such successor Owner Trustee, the predecessor Owner Trustee shall upon payment of its fees and expenses, deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

            No successor Owner Trustee shall accept appointment as provided in this Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

            Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the Owner Trustee shall mail notice thereof to all Certificateholders, the Noteholders and the Rating Agencies.

            Any successor Owner Trustee appointed hereunder shall promptly file a Certificate of Amendment with the Delaware Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

            SECTION 9.04 Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 9.01 and, provided, further, that the Owner Trustee shall provide written notice of such merger or consolidation to the Rating Agencies.

            SECTION 9.05 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Owner Trustee shall have the power and authority to execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03, except that notice to, and the consent of, the Depositor shall be required for appointment of a co-trustee.

            Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

            (b) no trustee under this Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement; and

            (c) the Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

            Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

            Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                   ARTICLE X

                                  MISCELLANEOUS

            SECTION 10.01 Amendments. (a) This Trust Agreement may be amended from time to time by the parties hereto (with prior notice to the Rating Agencies) as specified in this Section 10.01; provided, that any amendment, except as provided in subparagraph (e) below, shall be accompanied by an Opinion of Counsel addressed to the Owner Trustee and obtained by the Master Servicer to the effect that such amendment complies with the provisions of this Section and would not cause the Trust to fail to qualify as a REMIC.

            (b) If the purpose of the amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered (i.e. to give effect to the intent of the parties and, if applicable, to the expectations of the Certificateholders), it shall not be necessary to obtain the consent of any Certificateholder, but the Owner Trustee shall be furnished with (i) a letter from each of the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Note or (ii) an Opinion of Counsel obtained by the Depositor to the effect that such action will not adversely affect in any material respect the interests of any Certificateholders.

            (c) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of any Certificateholder, but the Owner Trustee shall be furnished with an Opinion of Counsel obtained by the Depositor that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Certificateholder.

            (d) If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement other than as contemplated in (b) and (c) above, the amendment shall require (i) an Opinion of Counsel obtained by the Depositor to the effect that such action will not adversely affect in any material respect the interests of any Certificateholders and (ii) either (A) a letter from each of the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Note or (B) the consent of holders of Certificates evidencing a majority of the Certificate Percentage Interest; provided, however, that no such amendment shall (1) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder, or (2) reduce the aforesaid percentage of Certificates the holders of which are required to consent to any such amendment, without the consent of the holders of all such Certificates then outstanding.

            (e) If the purpose of the amendment is to provide for the holding of any of the Certificates in book-entry form, it shall require the consent of holders of all such Certificates then outstanding; provided, that the Opinion of Counsel specified in subparagraph (a) above shall not be required.

            (f) Promptly after the execution of any such amendment or consent, the Depositor shall furnish written notification of the substance of such amendment or consent to each Certificateholder and each of the Rating Agencies. It shall not be necessary for the consent of Certificateholders pursuant to this Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Trust Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

            (g) In connection with the execution of any amendment to any agreement to which the Trust is a party, other than this Trust Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the documents subject to such amendment and that all conditions precedent in the Transaction Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

            (h) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

            (i) The Owner Trustee may, but shall not be required to, execute any amendment which adversely affects its rights, duties and immunities under this Trust Agreement.

            SECTION 10.02 No Legal Title to Owner Trust Estate. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interests therein only in accordance with Articles V and VIII. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their beneficial ownership interest in the Owner Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate

            SECTION 10.03 Limitations on Rights of Others. Except for Section 2.07, the provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Indemnified Parties, the Depositor, the Certificateholders, and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Trust Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

            SECTION 10.04 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices and other communications shall be in writing and shall be deemed given upon receipt, to the Owner Trustee at:
Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 Attention: Corporate Trust Administration; to the Depositor at: Morgan Stanley ABS Capital I, Inc. 1585 Broadway, New York, New York 10036, Attention: General Counsel, to the Indenture Trustee at Bankers Trust Company of California, N.A., 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Corporate Trust Department; to Moody's at: 99 Church Street, New

York, New York 10007, Attention: Residential Mortgage Monitoring Unit; to Fitch at One State Street Plaza, New York, New York 10007 or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

            Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

            SECTION 10.05 Severability. Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 10.06 Separate Counterparts. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

            SECTION 10.07 Successors and Assigns. All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor and the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

            SECTION 10.08 No Petition. The Owner Trustee, by entering into this Trust Agreement and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, this Trust Agreement or any of the Transaction Documents. This Section shall survive for one year following the termination of this Trust Agreement.

            SECTION 10.09 No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Master Servicer, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Trust Agreement, the Certificates or the Transaction Documents.

            SECTION 10.10 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            SECTION 10.11 GOVERNING LAW. THIS TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            SECTION 10.12 Integration. This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

                 [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                   WILMINGTON TRUST COMPANY, as Owner Trustee



                                   By: /S/
                                      ---------------------------------
                                       Name:   Patricia A. Evans
                                       Title:  Senior Financial Services Officer



                                   MORGAN STANLEY ABS CAPITAL I, INC., as
                                       Depositor

                                   By: /S/
                                      ---------------------------------------
                                       Name:   Peter A. Fadel
                                       Title:  Vice President

Acknowledged and Agreed:

WILMINGTON TRUST COMPANY,
    as Certificate Registrar

By: /S/
   ---------------------------------
    Name:   Patricia A. Evans
    Title:  Senior Financial Services Officer




                      [Signature Page for Trust Agreement]

                                                                   EXHIBIT A-1
                          FORM OF CLASS R-1 CERTIFICATE

                              CLASS R-1 CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN.

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN THE ONLY "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS SET FORTH IN THE TRUST AGREEMENT. NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860E(5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING THEREOF SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMERS' COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CERTIFICATE WILL BE REGISTERED BY THE OWNER TRUSTEE UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A



                                     A-1-1

DISQUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION. A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE INDENTURE TRUSTEE.

A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE DEPOSITOR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THROUGH ENTITY THAT HOLDS THIS CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF (A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THRU ENTITY BY SUCH DISQUALIFIED ORGANIZATION AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THRU" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER T OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NONFOREIGN STATUS CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION UNDER U.S. LAW.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE MASTER SERVICER, THE INDENTURE TRUSTEE, OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE TRUST AGREEMENT OR THE TRANSACTION DOCUMENTS.






                                     A-1-2

                  MORGAN STANLEY ABS CAPITAL I TRUST 2000-1

              MORTGAGE LOAN ASSET-BACKED CERTIFICATES, CLASS R-1

Certificate No.  R-1-__                         Percentage Interest:  _______%

            Evidencing a fractional undivided equity interest in the Lower-Tier REMIC portion of the Owner Trust Estate, the property of which consists primarily of the Mortgage Loans in Morgan Stanley ABS Capital I Trust 2000-1 (the "Trust"), a Delaware business trust formed by Morgan Stanley ABS Capital I, Inc., as depositor (the "Depositor"), pursuant to the Trust Agreement referred to below.

            This certifies that ____________________ is the registered owner of the Percentage Interest represented hereby and referred to above.

            The Trust was created pursuant to a Trust Agreement, dated as of July 1, 2000, (as amended and supplemented by the Amended and Restated Trust Agreement, dated as of July 1, 2000, the "Trust Agreement"), between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee", which term includes any successor owner trustee appointed pursuant to the Trust Agreement), a summary of certain of the pertinent provisions of which is set forth hereinafter. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

            This Certificate is one of a duly authorized issue of Morgan Stanley ABS Capital I Trust 2000-1, Mortgage Loan Asset-Backed Certificates (herein called the "Certificates") issued under the Trust Agreement to which reference is hereby made for a statement of the respective rights thereunder of the Owner Trustee and the holders of the Certificates and the terms upon which the Certificates are executed and delivered. All terms used in this Certificate which are defined in the Trust Agreement shall have the meanings assigned to them in the Trust Agreement. The Owner Trust Estate consists of the Mortgage Loans in the Trust, and the other assets referred to in Sections 2.05 and 3.01 of the Trust Agreement. The rights of the holders of the Certificates are subordinated to the rights of the holders of the Notes, as set forth in the Indenture.

            There will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing in August 2000, to the Person in whose name this Certificate is registered on the Certificate Register (i) with respect to the first Payment Date, on the Closing Date and (ii) with respect to every other Payment Date, at the close of business on the last Business Day of the month preceding the month of such Payment Date (the "Record Date"), such Certificateholder's Certificate Percentage Interest in the amount to be distributed to Class R-1 Certificateholders on such Payment Date.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Payment Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual or trust capacity nor the Depositor is personally liable to the Certificateholders for any amount payable



                                     A-1-3
under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

            The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, dated as of July 1, 2000 (the "Indenture"), between the Trust, and Bankers Trust Company of California, N.A. as indenture trustee (the "Indenture Trustee"), and the Sale and Servicing Agreement, dated as of July 1, 2000 (the "Sale and Servicing Agreement"), among the Trust, Morgan Stanley ABS Capital I Trust 2000-1N, the Depositor, Long Beach Mortgage Company, as master servicer, and the Indenture Trustee.

            Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Transaction Documents.

            Distributions on this Certificate will be made as provided in the Sale and Servicing Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.





                                     A-1-4

            IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                    MORGAN STANLEY ABS CAPITAL I TRUST 2000-1

                                    By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Owner Trustee.



                                    By:
                                       ---------------------------------------
                                        Name:
                                        Title:



Dated: ______, 2000


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within mentioned Trust Agreement.

                                    WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Owner Trustee



                                    By:
                                       ---------------------------------------
                                        Name:
                                        Title:




                                     A-1-5

                           [REVERSE OF CERTIFICATE]

            The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the Transaction Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Mortgage Loans, all as more specifically set forth herein and in the Trust Agreement. A copy of the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

            The Trust Agreement permits the amendment thereof as specified below; provided, that any amendment be accompanied by an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Trust Agreement. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Certificateholder, but the Owner Trustee shall be furnished with (A) a letter from each of the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Note or (B) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Certificateholders. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of the any Certificateholder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Certificateholder. If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement, other than as specified in the preceding two sentences, the amendment shall require (A) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Certificateholders and either (a) a letter from each of the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Note or (b) the consent of the holders of the Certificates evidencing a majority of the Certificate Percentage Interests; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder or (ii) reduce the aforesaid percentage of Certificates the holders of which are required to consent to any such amendment without the consent of the holders of all such Certificates then outstanding.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trust, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.



                                     A-1-6

The initial Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company.

            Except as provided in the Trust Agreement, the Certificates are issuable only in a minimum Certificate Percentage Interest of 10%. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Certificateholder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

            The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate as and when provided in accordance with the terms of the Trust Agreement.





                                     A-1-7

                                   ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------
    (Please print or type name and address, including postal zip code, of assignee)


the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
                                                            */
                              ------------------------------
                                    Signature Guaranteed:

                                                            */
                              ------------------------------

-----------------
*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.


                                     A-1-8

                                                                   EXHIBIT A-2
                          FORM OF CLASS R-2 CERTIFICATE

                              CLASS R-2 CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN.

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN THE ONLY "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS SET FORTH IN THE TRUST AGREEMENT. NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860E(5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING THEREOF SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMERS' COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CERTIFICATE WILL BE REGISTERED BY THE OWNER TRUSTEE UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A



                                     A-2-1

DISQUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION. A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE INDENTURE TRUSTEE.

A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE DEPOSITOR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THROUGH ENTITY THAT HOLDS THIS CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF (A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THRU ENTITY BY SUCH DISQUALIFIED ORGANIZATION AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THRU" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER T OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NONFOREIGN STATUS CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION UNDER U.S. LAW.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE MASTER SERVICER, THE INDENTURE TRUSTEE, OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE TRUST AGREEMENT OR THE TRANSACTION DOCUMENTS.





                                     A-2-2

                  MORGAN STANLEY ABS CAPITAL I TRUST 2000-1

              MORTGAGE LOAN ASSET-BACKED CERTIFICATES, CLASS R-2

Certificate No.  R-2-__                         Percentage Interest:  _______%

            Evidencing a fractional undivided equity interest in the Upper-Tier REMIC portion of the Owner Trust Estate, the property of which consists primarily of the Regular Interests in the Lower-Tier REMIC in Morgan Stanley ABS Capital I Trust 2000-1 (the "Trust"), a Delaware business trust formed by Morgan Stanley ABS Capital I, Inc., as depositor (the "Depositor"), pursuant to the Trust Agreement referred to below.

            This certifies that ____________________ is the registered owner of the Percentage Interest represented hereby and referred to above.

            The Trust was created pursuant to a Trust Agreement, dated as of July 1, 2000, (as amended and supplemented by the Amended and Restated Trust Agreement, dated as of July 1, 2000, the "Trust Agreement"), between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee", which term includes any successor owner trustee appointed pursuant to the Trust Agreement), a summary of certain of the pertinent provisions of which is set forth hereinafter. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

            This Certificate is one of a duly authorized issue of Morgan Stanley ABS Capital I Trust 2000-1, Mortgage Loan Asset-Backed Certificates (herein called the "Certificates") issued under the Trust Agreement to which reference is hereby made for a statement of the respective rights thereunder of the Owner Trustee and the holders of the Certificates and the terms upon which the Certificates are executed and delivered. All terms used in this Certificate which are defined in the Trust Agreement shall have the meanings assigned to them in the Trust Agreement. The Owner Trust Estate consists of the Mortgage Loans in the Trust, and the other assets referred to in Sections 2.05 and 3.01 of the Trust Agreement. The rights of the holders of the Certificates are subordinated to the rights of the holders of the Notes, as set forth in the Indenture.

            There will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing in August 2000, to the Person in whose name this Certificate is registered on the Certificate Register (i) with respect to the first Payment Date, on the Closing Date and (ii) with respect to every other Payment Date, at the close of business on the last Business Day of the month preceding the month of such Payment Date (the "Record Date"), such Certificateholder's Certificate Percentage Interest in the amount to be distributed to Class R-2 Certificateholders on such Payment Date.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Payment Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual or trust capacity nor the Depositor is personally liable to the Certificateholders for any amount payable



                                     A-2-3
under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

            The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, dated as of July 1, 2000 (the "Indenture"), between the Trust, and Bankers Trust Company of California, N.A. as indenture trustee (the "Indenture Trustee"), and the Sale and Servicing Agreement, dated as of July 1, 2000 (the "Sale and Servicing Agreement"), among the Trust, Morgan Stanley ABS Capital I Trust 2000-1N, the Depositor, Long Beach Mortgage Company, as master servicer, and the Indenture Trustee.

            Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Transaction Documents.

            Distributions on this Certificate will be made as provided in the Sale and Servicing Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.





                                     A-2-4

            IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                    MORGAN STANLEY ABS CAPITAL I TRUST 2000-1

                                    By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Owner Trustee.



                                    By:
                                       ---------------------------------------
                                        Name:
                                        Title:


Dated: ______, 2000


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within mentioned Trust Agreement.

                                    WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Owner Trustee



                                    By:
                                       ---------------------------------------
                                        Name:
                                        Title:




                                     A-2-5

                           [REVERSE OF CERTIFICATE]

            The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the Transaction Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Mortgage Loans, all as more specifically set forth herein and in the Trust Agreement. A copy of the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

            The Trust Agreement permits the amendment thereof as specified below; provided, that any amendment be accompanied by an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Trust Agreement. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Certificateholder, but the Owner Trustee shall be furnished with (A) a letter from each of the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Note or (B) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Certificateholders. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of the any Certificateholder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Certificateholder. If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement, other than as specified in the preceding two sentences, the amendment shall require (A) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Certificateholders and either (a) a letter from each of the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Note or (b) the consent of the holders of the Certificates evidencing a majority of the Certificate Percentage Interests; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder or (ii) reduce the aforesaid percentage of Certificates the holders of which are required to consent to any such amendment without the consent of the holders of all such Certificates then outstanding.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trust, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.



                                     A-2-6

The initial Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company.

            Except as provided in the Trust Agreement, the Certificates are issuable only in a minimum Certificate Percentage Interest of 10%. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Certificateholder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

            The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate as and when provided in accordance with the terms of the Trust Agreement.



                                     A-2-7

                                   ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
    (Please print or type name and address, including postal zip code, of assignee)


the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
                                                            */
                              ------------------------------
                                    Signature Guaranteed:

                                                            */
                              ------------------------------


-----------------
*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.



                                     A-2-8

                                                                       EXHIBIT B

                          FORM OF CERTIFICATE OF TRUST

                              CERTIFICATE OF TRUST

                  MORGAN STANLEY ABS CAPITAL I TRUST 2000-1

            This Certificate of Trust of Morgan Stanley ABS Capital I Trust 2000-1 (the "Trust"), dated July __, 2000, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, ss. 3801 et seq.).

            1. Name. The name of the business trust formed hereby is Morgan Stanley ABS Capital I Trust 2000-1.

            2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, One Rodney Square North, 1100 N. Market Street, Wilmington, Delaware, 19801,
      Attention: ____________________.

            IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                    WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as owner
                                        trustee under a Trust Agreement dated as of July 1, 2000

                                    By:
                                       ---------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT C

                 FORM OF RULE 144A INVESTMENT REPRESENTATION

Description of Rule 144A Securities, including numbers:


-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

            The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

            1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

            2. The Buyer warrants and represents to, and covenants with, the Owner Trustee and the Depositor (each as defined in the Amended and Restated Trust Agreement, dated as of July 1, 2000 (the "Agreement"), between Morgan Stanley ABS Capital I, Inc., as Depositor and Wilmington Trust Company, as Owner Trustee) pursuant to Section 3.05 of the Agreement and Bankers Trust Company of California, N.A. as indenture trustee, as follows:

                  a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                  b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Owner Trustee or the Master Servicer.

                  d. Neither the Buyer nor anyone acting on its behalf has
            offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            3. The Buyer warrants and represents to, and covenants with, the Seller, the Indenture Trustee, Owner Trustee, the Depositor and the Master Servicer that the Buyer is (A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")), which (in either case) is subject to ERISA or Section 4975 of the Code (both a "Plan"), and (B) is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan.

            4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Agreement.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


------------------------------        ------------------------------
Print Name of Seller                  Print Name of Buyer
By:                                   By:
Name:                                 Name:
Title:                                Title:
Taxpayer Identification:              Taxpayer Identification:
No.                                   No.
Date:                                 Date:

                                                          ANNEX 1 TO EXHIBIT C

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [For Buyers Other Than Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

      ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
            (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

       ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

      ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.




--------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

      ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

      ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

      ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

      ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

      ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                  ---    ---          Will the Buyer be purchasing the Rule 144A
                  Yes    No           Securities only for the Buyer's own
                                      account?

            6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

            7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                    ------------------------------------
                                    Print Name of Buyer

                                    By:
                                        --------------------------------
                                        Name:
                                        Title:

                                        Date:
                                             ---------------------

                                                          ANNEX 2 TO EXHIBIT C

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [For Buyers
            That Are Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

      ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and
      (vi) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                    ------------------------------------
                                    Print Name of Buyer

                                    By:
                                        --------------------------
                                        Name:
                                        Title:

                                    IF AN ADVISER:


                                    ------------------------------------
                                    Print Name of Buyer

                                      Date:

                                                                       EXHIBIT D

                     FORM OF INVESTOR REPRESENTATION LETTER

                                                _____________, 20__

Morgan Stanley ABS Capital I, Inc.
1585 Broadway
New York, New York  10036
Attention:  Mortgage Finance Group


      Re:   Morgan Stanley ABS Capital I Trust 2000-1
            Mortgage Loan Asset-Backed Certificates (the "Certificates")
            ------------------------------------------------------------

Ladies and Gentlemen:

            ___________________ (the "Purchaser") intends to purchase from
_____________________ (the "Seller") $___________ of the above captioned
Certificates, issued pursuant to the Amended and Restated Trust Agreement, dated as of July 1, 2000 (the "Trust Agreement"), between Morgan Stanley ABS Capital I, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and that:

            1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Trust Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

            2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

            3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

            4. The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Trust Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser.

            5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

            6.    The Purchaser represents:

                  (i) The Purchaser is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3101; and

                  (ii) the Purchaser is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.

            7.    The Purchaser is not a non-United States person.

                                    Very truly yours,


                                    By:
                                        --------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT E

                   FORM OF DEPOSITOR REPRESENTATION LETTER

                                    ______________, 20___

Morgan Stanley ABS Capital I, Inc.
1585 Broadway
New York, New York  10036
Attention:  Mortgage Finance Group

            Re:   Morgan Stanley ABS Capital I Trust 2000-1
                  Mortgage Loan Asset-Backed Certificates (the "Certificates")
                  ------------------------------------------------------------

Ladies and Gentlemen:

            ________________________________ (the "Purchaser") intends to purchase from ______________________(the "Seller") a ___% Certificate Percentage Interest of Morgan Stanley ABS Capital I Trust 2000-1 Mortgage Loan Asset-Backed Certificates (the "Certificates"), issued pursuant to the Amended and Restated Trust Agreement, dated as of July 1, 2000 (the "Trust Agreement"), between Morgan Stanley ABS Capital I, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                                    Very truly yours,


                                    ------------------------------------
                                        (Seller)

                                    By:
                                       ---------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT F

                   FORM OF CERTIFICATE OF NONFOREIGN STATUS

            This Certificate of Non-Foreign Status ("certificate") is delivered pursuant to Section 3.05 of the Amended and Restated Trust Agreement, dated as of July 1, 2000 (the "Trust Agreement"), between Morgan Stanley ABS Capital I, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner of the Morgan Stanley ABS Capital I Trust 2000-1, Mortgage Loan Asset-Backed Certificates (the "Certificate"). Capitalized terms used but not defined in this certificate have the respective meanings given them in the Trust Agreement.

            Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

            In addition, each holder shall submit with the Certificate an IRS Form W9 relating to such holder.

            To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Certificate held by the undersigned, the undersigned hereby certifies:

Part I            Complete Either A or B.

            A.    Individual as Beneficial Owner

                  1. I am (The Beneficial Owner is ) not a nonresident alien for purposes of U.S. income taxation;

                  2. My (The Beneficial Owner's) name and home address are:

                  ______________________________

                  ______________________________; and

                  3. My (The Beneficial Owner's) U.S. taxpayer identification number (Social Security Number) is

            B.    Corporate, Partnership or Other Entity as Beneficial Owner

                  1. __________________ (Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations;

                  2. The Beneficial Owner's office address and place of incorporation (if applicable) is

                  ______________________________

                  ______________________________; and

                  3. The Beneficial Owner's U.S. employer identification number is ________________.

Part II           Nominees.

            If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this certificate has been made in reliance upon information contained in:

      ____ an IRS Form W9

      ____ a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III    Declaration

            The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

            Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.

                                        ---------------------------------------
                                        Name:
                                        Title:   (if applicable)



                                        ---------------------------------------
                                        Signature and Date

            *NOTE: If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                                                       EXHIBIT G

                       FORM OF ERISA REPRESENTATION LETTER

                                          _____________, 2000__


Morgan Stanley ABS Capital I, Inc.
1585 Broadway
New York, New York  10036
Attention:  Mortgage Finance Group

Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890-0001
Attn: Corporate Trust Administration

            Re:   Morgan Stanley ABS Capital I Trust 2000-1
                  Mortgage Loan Asset-Backed Certificates

Dear Sirs:

            __________________________________ (the "Transferee") intends to acquire from _____________________ (the "Depositor") a ____% Certificate Percentage Interest of Morgan Stanley ABS Capital I Trust 2000-1, Mortgage Loan Asset-Backed Certificates (the "Certificates"), issued pursuant to a Amended and Restated Trust Agreement, dated as of July 1, 2000 (the "Trust Agreement"), between Morgan Stanley ABS Capital I, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

            The Transferee hereby certifies, represents and warrants to, and covenants with, the Company, the Owner Trustee and the Master Servicer that:

            (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including, without limitation, individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with or on behalf of assets of a Plan, and (iii) will not be transferred to any entity that is deemed to be investing in, or acting on behalf of, plan assets; and

            (2) The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein.

                                    Very truly yours,



                                    By:
                                       ---------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT H

              FORM OF CERTIFICATE TAX MATTERS TRANSFER AFFIDAVIT

                                                 AFFIDAVIT PURSUANT TO SECTION
                                               860E(e) OF THE INTERNAL REVENUE
                                                      CODE OF 1986, AS AMENDED

STATE OF _____________________)
                              ) ss.
COUNTY OF ____________________)


            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he/she is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _________] [the United States], on behalf of which he/she makes this affidavit.

            2. That (i) the Investor is not a "disqualified organization" and will not be a "disqualified organization" as of [date of transfer]. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the forgoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income); (ii) it is not acquiring the Certificate for the account of disqualified organization; (iii) it consents to any amendment of the Sale and Servicing Agreement that shall be deemed necessary by the Owner Trustee (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Certificate will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer any such Certificate unless
      (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and
      (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

            IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] and its Corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ___ day of __________________.

                                    [NAME OF INVESTOR]

                                    By:
                                       ---------------------------------------
                                        [Name of Officer]
                                        [Title of Officer]

[Corporate Seal]
Attest:


--------------------------------
[Assistant] Secretary

Personally appeared before me the above-named [Name of Officer], known or proved to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of ______________.




--------------------------------
NOTARY PUBLIC
COUNTY OF
          ----------------------
STATE OF
         -----------------------

            My commission expires the ____ day of _________________.




                                      H-2